Exhibit 10.1

NOTE CONVERSION AGREEMENT

This Note Conversion Agreement (the “Agreement”) is entered into and effective as of April 19, 2017 by and among Elsa Sung, Dahuai Zhang, and SCI, Inc. (each, a “Converter”, collectively, the “Converters”) and mLight Tech, Inc. a Florida corporation (the “Company”), with reference to the following:

WHEREAS, the Company and Converters desire to convert three promissory notes (each, a “Note”, collectively, the “Notes”), substantially in the form attached hereto as Exhibit A, in the aggregate principal of One Hundred and Thirty-Three Thousand Dollars ($133,000) that the Company issued to Converters on March 31, 2017 into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Converter and the Company agree as follows:

1. Conversion to Common Stock. Effective as of April 19, 2017, the total outstanding principal under the Notes shall be converted into shares of Company’s Common Stock (the “Shares”) at a price of $0.01 per share, for an aggregate number of 13,300,000 shares. Upon execution of this Agreement, a Converter agrees to waive its right to receive the payment of accrued and outstanding interest under the Notes as of the date of this Agreement. Company shall instruct its transfer agent to issue the Shares to each Converter as set forth in Schedule A to this Agreement, and the Converter shall separately acknowledge its Note is fully paid and becomes void upon the receipt of the Shares.

2. Converter Representations. The Company is issuing the Shares to Converter in reliance upon the following representations made by Converter:

(a) Converter acknowledges and agrees that the Shares are characterized as “restricted securities” under the Securities Act of 1933 (as amended and together with the rules and regulations promulgated thereunder, the “Securities Act”) and that, under the Securities Act and applicable regulations thereunder, such securities may not be resold, pledged or otherwise transferred without registration under the Securities Act or an exemption therefrom. Investor acknowledges and agrees that (i) the Shares are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and the Shares have not yet been registered under the Securities Act, and (ii) such Shares may be offered, resold, pledged or otherwise transferred only in a transaction registered under the Securities Act, or meeting the requirements of Rule 144, or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) and in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

(b) Converter acknowledges and agrees that (i) the registrar or transfer agent for the Shares will not be required to accept for registration of transfer any shares except upon presentation of evidence satisfactory to the Company that the restrictions on transfer under the Securities Act have been complied with and (ii) any Shares in the form of definitive physical certificates will bear a restrictive legend.

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(c) Converter acknowledges and agrees that: (a) the Shares have not been registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering; (b) Converter is acquiring the shares of Common Stock solely for its own account for investment purposes, and not with a view to the distribution thereof in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (c) Converter is a sophisticated purchaser with such knowledge and experience in business and financial matters that it is capable of evaluating the merits and risks of purchasing the shares of Common Stock; (d) Converter has had the opportunity to obtain from the Company such information as desired in order to evaluate the merits and the risks inherent in holding the Shares; (e) Converter is able to bear the economic risk and lack of liquidity inherent in holding the Shares; and (f)  Converter either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of Investor’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the purchase of the Shares.

(d) Converter’s investment in the Company pursuant to the Shares is consistent, in both nature and amount, with Converter’s overall investment program and financial condition.

(e) Converter acknowledges and agrees that each Converter is an “accredited investor” (“Accredited Investor”) as defined in Regulation D, or a “non-U.S. person” as defined in Regulation S. Such Converter is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Converter is not a broker-dealer, nor an affiliate of a broker-dealer. The definition of the Accredited Investor is listed as Exhibit B.

(f) Converter, if it is an Accredited Investor, acknowledges and agrees that this Converter indicating that such Converter is an Accredited Investor, severally and not jointly, further makes the representations and warranties to the Company set forth on Exhibit B-1.

(g) Converter, if it is a “non-U.S. person”, acknowledges and agrees that each Converter indicating that such Converter is not a U.S. person, severally and not jointly, further makes the representations and warranties to the Company set forth on Exhibit B-2.

3. Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

“THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

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Each certificate representing the Shares, if such securities are being offered to Converter in reliance upon Regulation S, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

The restrictions on transfer contained in this Section 3 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Shares is required to be issued to a Converter without a legend, in lieu of delivering physical certificates representing the Shares (provided that a registration statement under the Securities Act providing for the resale of the Shares is then in effect), the Company may cause its transfer agent to electronically transmit the Shares to a Converter by crediting the account of such Converter or such Converter’s prime broker with the DTC through its DWAC system (to the extent not inconsistent with any provisions of this Agreement).

4. Miscellaneous.

(a) The Agreement shall be construed and enforced in accordance with the laws of the State of New York.

(b) The Agreement constitutes the entire Agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

(c) Each party to the Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of the Agreement and that its decision to execute the Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(d) Each party to the Agreement hereby represents and warrants to the other party that (i) the execution, performance and delivery of the Agreement has been authorized by all necessary action by such party; (ii) the representative executing the Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance and delivery of the Agreement; and (iii) the representative executing the Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(e) The Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission, all of which taken together shall constitute a single instrument.

[Intentionally Left Blank]

[Signature Page Follows]

This Agreement is entered into and effective as of the date first written above.

THE COMPANY:

mLight Tech, Inc.

By:	/s/ Huibin Su
Name:	Huibin Su
Title:	CEO

CONVERTER:

/s/ Elsa Sung
Elsa Sung

/s/ Dahuai Zhang
Dahuai Zhang

SCI, Inc.

By:	/s/ William H. Burton
Name:	William H. Burton
Title:	President

[Signature Page to Note Conversion Agreement]

SCHEDULE A TO THE NOTE CONVERSION AGREEMENT

Name of Converter	Address of Converter	Shares Converted
SCI Inc.	1067 East Highway 24, Woodland Park CO 80863	2,500,000
Elsa Sung	401 SW 4th Ave. Apt 208, Fort Lauderdale, FL 33315	2,500,000
Dahuai Zhang	104, 1 Block, Yuhuju, Dongjunhaoyuan, Nancheng District, Dongguan City, Guangdong Province, P.R.China	8,300,000

[Schedule A to Note Conversion Agreement]

EXHIBIT A TO THE

NOTE CONVERSION AGREEMENT

PROMISSORY NOTES

[Exhibit A to Note Conversion Agreement]

EXHIBIT B TO THE

NOTE CONVERSION AGREEMENT

DEFINITION OF “ACCREDITED INVESTOR”

The term “accredited investor” means:

1)	A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of US $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

2)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

3)	An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US $5,000,000.

4)	A director or executive officer of the Company.

5)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US $1,000,000.

6)	A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

7)	A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

8)	An entity in which all of the equity owners are accredited investors. (The Converter, as an entity, must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

[Exhibit B to Note Conversion Agreement]

EXHIBIT B-1 TO THE

NOTE CONVERSION AGREEMENT

EXHIBIT B-1

ACCREDITED INVESTOR REPRESENTATIONS AND ACKNOWLEDGEMENT

ACCREDITED INVESTOR

CERTIFICATION

For Individual Investors Only

(All individual investors must INITIAL where appropriate. Where there are joint investors both parties must INITIAL):

Initial _________	I certify that I have a “net worth” of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. For purposes hereof, “net worth” shall be deemed to include all of your assets, liquid or illiquid (excluding the value of your principal residence), minus all of your liabilities (excluding the amount of indebtedness secured by your principal residence up to its fair market value).

Initial _________	I certify that I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

[Exhibit B-1 to Note Conversion Agreement]

For Non-Individual Investors

(all Non-Individual Investors must INITIAL where appropriate):

Initial _________	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet either of the criteria for Individual Investors, above.

Initial _________	The undersigned certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5,000,000 and was not formed for the purpose of investing in Company.

Initial _________	The undersigned certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _________	The undersigned certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of the Purchase Agreement.

Initial _________	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors, above.

Initial _________	The undersigned certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _________	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _________	The undersigned certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in Company.

Initial _________	The undersigned certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.Initial _________ The undersigned certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _________	The undersigned certifies that it is an insurance company as defined in §2(a)(13) of the Securities Act of 1933, as amended, or a registered investment company.

EXHIBIT B-2 TO THE

NOTE CONVERSION AGREEMENT

NON U.S. PERSON REPRESENTATIONS AND ACKNOWLEDGEMENT FORM

Name of Recipient: Dahuai Zhang

MLIGHT TECH, INC.

Ladies and Gentlemen:

1.	Converter. I (sometimes referred to herein as the "Converter") hereby agree to acquire the Shares pursuant to Regulation S from mLight Tech, Inc., a Florida corporation (the "Company”), on the terms and conditions described herein.

2.	Disclosure. (a) I understand that this offering is made outside the United States and may not be made to any “U.S. person” as defined in Rule 902(k) under the Securities Act of 1933, as amended (“Securities Act”) (a “Non-U.S. Person”); (b) The Company may not register any transfer of the Shares not made in accordance with Regulation S of the Securities Act (“Regulation S”), pursuant to registration under the Securities Act, or pursuant to an available exemption to registration; provided, however, that if the Shares are in bearer form or foreign law prevents the Company from refusing to register the Shares transfers, other reasonable procedures are implemented to prevent any transfer of the Shares not made in accordance with the Provisions of Regulation S.

3.	Converter Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a)	(i) my principal address is outside the United States, (ii) I was located outside the United States at the time any offer to buy the Shares was made to me and at the time that the buy order was originated by me, and (iii) I am not a “U.S. person” (as defined in Rule 902(k) under the Securities Act;
(b)	Any purchase of the Shares by me will be for my own account or for the account of one or more other Non U.S. Persons located outside of the United States at the time any offer to buy the Shares was made and at the time that the buy order was originated by me;
(c)	I and any accounts for which I am acting are acquiring the Shares for investment purposes and not with a view to distribution thereof or with any present intention of offering or selling any of the Shares in violation of the Securities Act;
(d)	I will not engage in hedging transactions involving the Shares unless in compliance with the Securities Act;

(e)	I agree to resell the Shares only in accordance with the provisions of Regulation S pursuant to registration under the Securities Act, or pursuant to an available exemption from registration;
(f)	I acknowledge that you, the Company and others will rely upon my confirmation, acknowledgments and agreements set forth herein and I agree to notify you promptly if any of my representations or warranties herein cease to be accurate and complete; and
(g)	I understand that the Company is entitled to rely upon this Acknowledgment and is irrevocably authorized to produce this Acknowledgment or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

[Exhibit B-2 to Note Conversion Agreement]

Date: April 19, 2017

/s/ Dahuai Zhang

Recipient Signature

Dahuai Zhang

Recipient Name (Please print)

Address to which correspondence should be directed:

104.1 Block, yuhujun, Dongjunhaoyuan, nancheng District. Dongguan City,

Guangdong Province, P.R. China

[Exhibit B-2 to Note Conversion Agreement]